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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-08709, 333-01832, 333-15239, 333-39027,
333-59353, 333-61871 and 333-86799) of Documentum, Inc. of our report dated January 20, 1999 appearing on page F-2 of this Form 10-K.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
San Jose, California
March 28, 2001



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